Exhibit 10.38

Execution Version

AMENDMENT NO. 9 TO RECEIVABLES PURCHASE AGREEMENT
THIS AMENDMENT NO. 9 TO RECEIVABLES PURCHASE AGREEMENT, dated as of December 2, 2016 (this “Amendment”), but effective as of November 1, 2016 (the “Effective Date”), is among:
(a)Convergys Funding Inc., a Kentucky corporation (“Seller”),
(b)Convergys Corporation, an Ohio corporation (“Convergys”), as initial Servicer and Performance Guarantor,
(c)Liberty Street Funding LLC, a Delaware limited liability company (“Liberty Street” or the “Conduit”),
(d)The Bank of Nova Scotia (“Scotiabank”), and its assigns hereunder (collectively, the “Scotiabank Committed Purchasers” and, together with Liberty Street, the “Scotiabank Group”),
(e)Wells Fargo Bank, N.A. (“Wells Fargo” and together with the Conduit and Scotiabank, the “Purchasers”), successor by merger to Wachovia Bank, National Association,
(f)The Bank of Nova Scotia in its capacity as agent for the Scotiabank Group (the “Scotiabank Group Agent”), and
(g)Wells Fargo Bank, N.A. in its capacity as administrative agent for the Purchasers and the Scotiabank Group Agent (in such capacity, together with its successors and assigns, the “Administrative Agent” and, together with the Scotiabank Group Agent, the “Agents”).
PRELIMINARY STATEMENT
Seller, Servicer, the Purchasers and the Agents are parties to that certain Receivables Purchase Agreement dated as of June 30, 2009, as amended (the “Agreement”). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement. The parties wish to amend the Agreement as hereinafter set forth.
NOW, THEREFORE, in consideration of the premises and the other mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments. Upon the terms and subject to the conditions set forth in this Amendment, the parties hereto hereby agree that the Agreement is hereby amended as follows:
1.1.    Exhibit I to the Agreement is hereby amended to add the following new definitions in their appropriate alphabetical order:
“Foreign Currency Receivable” means any Receivable that is payable in a currency other than United States dollars.
“Permitted Foreign Currency Receivables” means Foreign Currency Receivables of which the aggregate Outstanding Balance is less than 5% of the aggregate Outstanding Balance of all Receivables.
1.2.    Section 5.1(l) of the Agreement is hereby amended and restated in its entirety to read as follows:
(l) Collections. Except with respect to Permitted Foreign Currency Receivables, the conditions and requirements set forth in Section 7.1(j) and Section 8.2 have at all times been satisfied and duly performed. Seller represents and warrants that the names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of Seller at each Collection Bank and the post office box number of each Lock-Box, are listed on Exhibit IV. Seller represents and warrants that Seller has not granted any Person, other than the Administrative Agent as contemplated by this Agreement, dominion and control of any Lock-Box or Collection Account, or the right to take dominion and control of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event. Notwithstanding the foregoing, Seller confirms that it has granted the Servicer a right of access to the Lock-Boxes and Collection Accounts to the extent permitted in the Collection Account Agreements.
1.3.    Section 7.1(j) of the Agreement is hereby amended and restated in its entirety to read as follows:
(j) Collections. Such Seller Party will cause (1) at all times after the earlier date to occur of (A) July 31, 2009 and (B) the date of the initial purchase of a Receivables Interest hereunder, all proceeds from all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock-Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. At all times after the earlier date to occur of (A) July 31, 2009 and (B) the date of the initial purchase of a Receivables Interest hereunder, in the event any payments relating to Receivables (other than Permitted Foreign Currency Receivables) are remitted directly to Seller or any Affiliate of Seller, Seller will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within one (1) Business Days following receipt thereof, and, at all times prior to such remittance, Seller will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Agents and the Purchasers. At all times after the earlier date to occur of (A) July 31, 2009 and (B) the date of the initial purchase of a Receivables Interest hereunder, Seller will maintain exclusive ownership, dominion and control (subject to the terms of this Agreement) of each Lock-Box and Collection Account and shall not grant the right to take dominion and control of any Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to the Administrative Agent as contemplated by this Agreement and except that Seller may authorize the Servicer to make deposits to and withdrawals from the Collection Accounts prior to delivery of the Collection Notices.
1.4.    The first sentence of Section 8.2(b) of the Agreement is hereby amended and restated in its entirety to read as follows:
At all times after the earlier date to occur of (A) July 31, 2009 and (B) the date of the initial purchase of a Receivables Interest hereunder, the Servicer will instruct all Obligors on Receivables (other than Permitted Foreign Currency Receivables) to pay all Collections directly to a Lock-Box or Collection Account.
Representations and Warranties of Seller Parties
2.    Effectiveness. This Amendment shall become effective as of the Effective Date upon receipt by the Administrative Agent of counterparts hereof, duly executed by each of the parties hereto and acknowledged by the Performance Guarantor. Except as expressly amended hereby, the Agreement shall remain unaltered and in full force and effect.
3.    Miscellaneous.
3.1.    Bankruptcy Petition. Each of Seller, the Servicer, the Agents and the Purchasers hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of the Conduit, it will not institute against, or join any other Person in instituting against, the Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.
3.2.    CHOICE OF LAW. THIS AMENDMENT (AND THE AGREEMENT AS AMENDED HEREBY) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO) EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE ADMINISTRATIVE AGENT’S OR PURCHASERS’ OWNERSHIP OF OR SECURITY INTEREST IN THE RECEIVABLES AND RELATED SECURITY OR REMEDIES IN RESPECT THEREOF ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.
3.3.    CONSENT TO JURISDICTION. EACH SELLER PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT (OR THE AGREEMENT AS AMENDED HEREBY), AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST ANY AGENT OR ANY PURCHASER OR ANY AFFILIATE OF ANY AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT (OR THE AGREEMENT AS AMENDED HEREBY) SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK.
3.4.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AMENDMENT (OR THE AGREEMENT AS AMENDED HEREBY) OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.
3.5.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).
3.6.    Counterparts; Severability. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail attaching an image or .pdf of an executed counterpart shall be effective as delivery of a manually executed counterpart of a signature page to this Amendment. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.
CONVERGYS FUNDING INC., AS SELLER
By: /s/ David R. Wiedwald
Name: David R. Wiedwald
Title: Treasurer
CONVERGYS CORPORATION, AS SERVICER AND PERFORMANCE GUARANTOR
By: /s/ David R. Wiedwald
Name: David R. Wiedwald
Title: Treasurer

LIBERTY STREET FUNDING LLC

By: /s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President
THE BANK OF NOVA SCOTIA, AS A COMMITTED PURCHASER AND AS SCOTIABANK GROUP AGENT

By: /s/ Diane Emanuel
Name: Diane Emanuel
Title: Managing Director

WELLS FARGO BANK, N.A., INDIVIDUALLY AS A PURCHASER AND AS ADMINISTRATIVE AGENT

By: /s/ Isaac Washington
Name: Isaac Washington
Title: Vice President

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